United States

Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2007

SHUFFLE MASTER, INC.

(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation or Organization)	0-20820 (Commission File Number)	41-1448495 (IRS Employer Identification No.)
1106 Palms Airport Drive Las Vegas, Nevada (Address of Principal Executive Offices)	89119-3720 (Zip Code)
Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 15, 2007, Shuffle Master, Inc. (NASDAQ National Market: SHFL) (either the “Company,” “we” or “our”) received a NASDAQ Staff Determination letter, dated March 15, 2007, indicating that the Company is not in compliance with NASDAQ Marketplace Rule 4310(c)(14) with respect to the Company’s failure to file its Quarterly Report on Form 10-Q for the quarter ended January 31, 2007 (the “Quarterly Report”) with the Securities and Exchange Commission (“SEC”), which was due on March 12, 2007.  The Company’s understanding is that this letter is automatically sent out by the NASDAQ staff in this circumstance.

On March 21, 2007, the Company issued a press release, included herein as Exhibit 99.1, reporting that the Company received the above-referenced letter from the NASDAQ Stock Market, as more fully described in this Current Report on Form 8-K and in the attached press release.

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits

99.1                           Press release dated March 21, 2007, regarding the Company’s receipt of the NASDAQ Staff Determination letter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUFFLE MASTER, INC.
(Registrant)

Date: March 21, 2007

/s/ Mark L. Yoseloff
Mark L. Yoseloff
Chairman of the Board and Chief Executive Officer